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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2016
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Perrigo Company plc
(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland (Address of principal executive offices)	Not Applicable (Zip Code)

+353 1 7094000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 9, 2016, Perrigo Finance Unlimited Company, a public unlimited company incorporated under the laws of Ireland (“Perrigo Finance”), and a wholly-owned finance subsidiary of Perrigo Company plc, a public limited company incorporated under the laws of Ireland (the “Company”); and the Company entered into (i) Amendment No. 2 (“Amendment No. 2 to Revolving Credit Agreement”) to the Revolving Credit Agreement, dated as of December 5, 2014 (as amended by Amendment No. 1, dated as of February 26, 2016, the “Revolving Credit Agreement”), among Perrigo Finance, as borrower, the Company, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and the other agents party thereto and (ii) Amendment No. 2 (“Amendment No. 2 to Term Loan Credit Agreement” and, together with Amendment No. 2 to Revolving Credit Agreement, the “Amendments”) to the Term Loan Credit Agreement, dated as of December 5, 2014 (as amended by Amendment No. 1, dated as of February 26, 2016, the “Term Loan Credit Agreement” and, together with the Revolving Credit Agreement, the “Credit Agreements”), among Perrigo Finance, the Company, the lenders party thereto, the Administrative Agent, and the other agents party thereto.

The Amendments amended the Credit Agreements to, among other things, amend the leverage ratio covenants to permit higher leverage ratios during certain periods.

The Amendments were subject to various conditions and contain various representations and warranties, including no default or event of default under the Loan Documents (as defined in the Credit Agreements) and bring-downs of the representations and warranties made by the Loan Parties (as defined in the Credit Agreements) in the Loan Documents.

The foregoing description of the Amendments does not propose to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2 to Revolving Credit Agreement and Amendment No. 2 to Term Loan Credit Agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and the terms of which are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1
Amendment No. 2, dated September 9, 2016, to the Revolving Credit Agreement by and among Perrigo Finance Unlimited Company, Perrigo Company plc, JPMorgan Chase Bank, N.A. and the other lenders party thereto, dated as of December 5, 2014, as amended by Amendment No. 1, dated as of February 26, 2016.

Exhibit 10.2
Amendment No. 2, dated September 9, 2016, to the Term Loan Credit Agreement by and among Perrigo Finance Unlimited Company, Perrigo Company plc, JPMorgan Chase Bank, N.A. and the other lenders party thereto, dated as of December 5, 2014, as amended by Amendment No. 1, dated as of February 26, 2016.

Signature

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 9, 2016

PERRIGO COMPANY PLC (Registrant)

By:	/s/ Judy L. Brown
Judy L. Brown Executive Vice President, Business Operations and Chief Financial Officer (Principal Accounting and Financial Officer)